Offerings - Offering: 1	Oct. 21, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	2,587
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 2,587,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 396.07
Offering Note	Fee Rule 457(r)